  EXHIBIT 10.2

SUBSCRIPTION AGREEMENT

The undersigned (the "Subscriber"), desires to become a holder of common shares (the "Shares") of Wellspring Aerospace International, Inc., a corporation organized under the laws of the state of Nevada (the "Company").

Accordingly, the Subscriber hereby agrees as follows:

1. Subscription.

1.1	The Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the "Agreement"), in consideration of $ 0.50 per share. This offer to purchase is submitted in accordance with and subject to the terms and conditions described in this Subscription Agreement (the "Agreement"). The Subscriber acknowledges that the Company reserves the right, in its sole and absolute discretion, to accept or reject this subscription and the subscription will not be binding until accepted by the Company in writing.

1.2	The closing of the Subscription of Shares hereunder (the "Closing") shall occur immediately upon: (i) receipt and acceptance by the Company of a properly executed Signature Page to this Agreement; and (ii) receipt of all funds for the subscription of shares hereunder.

2. Purchase Procedure.  The Subscriber acknowledges that, in order to subscribe for Shares, he/she/it must, and he/she/it does hereby, deliver to the Company:

a.	A check, trade draft or media due bill in the amount set forth on the Signature Page attached to this Agreement, representing payment in full for the Shares desired to be purchased hereunder, made payable to the order of WELLSPRING AEROSPACE INTERNATIONAL, INC.

3. Representations of Subscriber.  By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

a.	Such Subscriber acknowledges the public availability of the Company's current prospectus. This prospectus is made available in the Company's most recent S-1 Registration Statement deemed effective on May ___, 2017. In this Prospectus it makes clear the terms and conditions of the offering of Common Stock and the risks associated therewith are described.

b.	All information herein concerning the Subscriber is correct and complete as of the date hereof and as of the date of Closing.

c.	If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation, a corporation, limited liability company partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Subscription Agreement and all other subscription documents. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

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4. Applicable Law.  This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of Nevada.

5. Execution in Counterparts.  This Subscription Agreement may be executed in one or more counterparts.

6. Persons Bound.  This Subscription Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

7. Notices.  Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein.

8. CERTIFICATION.  THE SUBSCRIBER CERTIFIES THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

SUBSCRIBER SIGNATURE

The undersigned, desiring to subscribe for the number of Shares of Wellspring Aerospace International, Inc. (the "Company") as is set forth below, acknowledges that he/she/it has received and understands the terms and conditions of the Subscription Agreement attached hereto and that he/she/it does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

(PLEASE PRINT OR TYPE)

Number of Shares x $0.50 Per Share: ___________________

Total Amount of Subscription: ____________________

Exact name(s) of Subscriber(s): _______________________________________________

Signature(s) of Subscriber(s): ________________________ ________________________

(Print Name(s)): _________________________ __________________________

Date: __________________________

Address: _________________________________________________________________

END OF DOCUMENT

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